--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                               Growth Stock Fund
--------------------------------------------------------------------------------
                                  June 30, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

Growth Stock Fund

* Stocks continued to deliver strong returns, but earnings growth has slowed and valuations are high.

* Results for the past six and 12 months surpassed the Lipper average but slightly lagged the S&P 500.

* Good performance versus our peers was helped by our exposure to robust European stocks.

* Several major holdings benefited performance, but we trimmed some stocks in favor of those with more attractive valuations.

* We believe our portfolio holdings will benefit from solid growth, but we anticipate more moderate returns for the balance of the year.

Fellow Shareholders

     In the first half of 1998, U.S. stocks continued to deliver excellent returns. However, the quality of their individual performances varied as earnings growth slowed and problems in Asia worsened. While investors' appetite for equities has driven valuations to high levels, this concern is eased somewhat by the continued dominance of many U.S. companies in global markets and strong economic growth with low inflation.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/98                        6 Months          12 Months
--------------------------------------------------------------------------------
Growth Stock Fund                              16.80%             28.75%
S&P 500                                        17.71              30.16
Lipper Growth
Funds Average                                  15.10              25.38
================================================================================

     Your fund's return of 16.80% for the six months ended June 30, 1998, was ahead of the Lipper Growth Funds Average but slightly behind the unmanaged Standard & Poor's 500 Stock Index. Relative returns for the 12-month period followed the same pattern, but absolute performance was robust. Most equity funds had trouble keeping up with the broad market advance, which was led by a narrow group of large-cap S&P 500 stocks. Many key portfolio holdings were strong, although a few detracted from performance. The fund's exposure to the surging European market benefited returns versus its peer group.

MARKET ENVIRONMENT

     The Asian crisis took center stage in the first half and had a mixed effect on U.S. companies. A reduced level of domestic exports and a slowdown in activity for companies with Far East operations were the most serious negative consequences. Also, component suppliers were hurt by lower trading volume, and companies that sell global commodities suffered from falling prices. On a positive note, the U.S. housing market and domestic consumers benefited from the Asian tumult. Low interest rates led to increased home sales, which have boosted the prices of homes in many regions, and also fueled a refinancing boom that helped homeowners reduce their housing costs. Consumers enjoyed this benefit, along with strong employment and growing wages.

     The overall effect was lower earnings growth for U.S. companies, from double-digit to low-single-digit levels. The general rise in share prices lifted the price/earnings multiples of many stocks to historically high levels. Within this positive movement, the bias was toward companies with little Far Eastern exposure. This situation stands in sharp contrast to that of several years ago, when a company's presence in Asia often raised the price/earnings multiple of its stock. As one CEO recently joked in a meeting, "I used to be hard on my Far East manager for growing his business too slowly. Now, however, since we have very little exposure, I find him brilliant."

INVESTMENT REVIEW

     Several major holdings, including BERKSHIRE HATHAWAY, GE, and MICROSOFT, contributed significantly to your fund's strong performance. Health care stocks, such as WARNER-LAMBERT, PFIZER, and BRISTOL-MYERS SQUIBB, also added to returns. On the international front, VODAFONE, NOKIA, RENTOKIL GROUP, FAIRFAX FINANCIAL, and MANNESMANN rose strongly during the first half.

================================================================================
Portfolio Characteristics
--------------------------------------------------------------------------------
                                          Growth Stock
                                              Domestic
As of 6/30/98                                Portfolio          S&P 500
--------------------------------------------------------------------------------
Earnings Growth Rate
    Past 5 Years                                 16.9%            15.7%
    Projected 5 Years *                          15.4             13.4
Dividend Growth Rate
    Past 5 Years                                 13.3             10.8
    Projected 5 Years *                          12.5             11.0
Return on Equity
    Past 5 Years                                 21.1             21.3
Long-Term Debt as
Percent of Capital                               29.6             32.8
P/E Ratio (12-month forward
projected earnings)                              23.4X            22.5X

* Forcasts are based on T. Rowe Price research and are in no way indicative of future investment returns.
================================================================================

     On the debit side, results were hurt by PHILIP MORRIS as the expected tobacco settlement did not materialize. Hong Kong entertainment and leisure stock HUTCHISON WHAMPOA and Brazilian telecommunication stock TELEBRAS also performed poorly. We added to these positions after their prices fell, since we feel these companies are very well placed in their markets and carry attractive valuations.

     Our biggest disappointment was CENDANT, which was negatively affected by accounting irregularities in the first quarter. While we always attempt to uncover these problems before they occur, we failed to anticipate the full extent of the situation and reduced our exposure to the stock because of continuing uncertainty surrounding the company.

PORTFOLIO MANAGEMENT

     As has been true in recent years, the key drivers of stock market returns in the first half were the large consistent growth companies. Investors continued to be rewarded for buying and holding such stocks as GE, Pfizer, MERCK, Microsoft, CISCO SYSTEMS, Lucent Technologies, and Coca-Cola.

     [edgar description: insert sector diversification pie chart somewhere in here showing Foreign 18%, Technology 18%, Consumer Nondurables 16%, Financial 14%, Consumer Services 9%, Capital Equipment 8%, Other 10%, Reserves 7%]

     While these are still great companies, their stock valuations are historically high. We believe we can benefit shareholders over time by selectively lowering our exposure to high-flying stocks when their prices rise to such lofty levels. We still hold many of these new "nifty fifty" stocks in the fund but currently find more attractive investments in other areas. We assume an element of risk in straying away from the stocks that have continued to lead the broad market higher, and we do so with some degree of reluctance as we do not want to reduce the quality of our holdings. As Warren Buffett, the chairman of one of our larger holdings, Berkshire Hathaway, stated once in an annual letter to shareholders, it is better "to buy good businesses at a fair price rather than fair businesses at a good price."

     We agree, and during the period we added some fine companies to the portfolio at what we believe to be attractive prices. In technology we added several holdings, including TELLABS and CIENA, which announced a merger after we bought them. We are excited about this combination and believe it offers exceptional growth from the profitable sale of telecommunications equipment. We also purchased AIRTOUCH COMMUNICATIONS, a company with a tremendous portfolio of international cellular licenses and strong growth potential.

     [Chart showing the history of the average (unweighted) P/E ratio of the fund's U.S. portfolio companies companies compared with the P/E ratio of the S&P 500 Stock Index.]

     We continued to favor pharmaceuticals, and besides adding to many existing holdings, we initiated a position in ELI LILLY after concern about its new drug Evista drove the share price down. The long-term outlook for the drug and the company is excellent, in our view.

     We also added several strong retailers: the shares of AUTOZONE have lost value over the last few years and should begin to benefit from industry consolidation and more rational store expansion by the auto parts industry; RITE AID offers exciting growth prospects in the drugstore sector and should benefit from consolidation in the industry.

     On the sales side, we trimmed many large holdings, including Berkshire Hathaway. We still feel comfortable about the long-term potential for the stock, but its price had been increasing faster than its intrinsic value. We also cut back on Pfizer and DISNEY. Among foreign stocks, we reduced our holdings in Rentokil Group and Vodafone. Again, the fundamentals remain solid, but valuations had risen too swiftly.

     We become seriously concerned when broader fundamental issues develop around fund holdings. For this reason we sold positions in IKON OFFICE
SOLUTIONS, ASM LITHOGRAPHY, and COMPAQ COMPUTER when company fundamentals deteriorated.

OUTLOOK

     The U.S. economy should continue to grow, although at a more moderate pace than in the first half, and a pickup in inflation does not appear likely at this time. However, we are becoming increasingly concerned about high stock valuations and a slowing in earnings growth. As we have stressed before, over time the valuation of companies should rise with the growth in earnings and cash flow.

     In the environment we foresee for the second half of the year, we believe our portfolio holdings are well positioned to benefit from solid growth in both earnings and cash flow. However, in view of our concerns about current stock valuations, we anticipate more moderate gains through the balance of 1998.

     As always, we will continue to work diligently on your behalf in our search for attractive ideas, both here and abroad.

Respectfully submitted,

/s/

Robert W. Smith
Chairman of the Investment Advisory Committee
July 24, 1998

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/98
--------------------------------------------------------------------------------
GE .........................................................                2.6%
Freddie Mac ................................................                2.5
Berkshire Hathaway .........................................                2.4
Danaher ....................................................                1.7
Bristol-Myers Squibb .......................................                1.7
Tyco International .........................................                1.6
Microsoft ..................................................                1.5
Royal Dutch Petroleum ......................................                1.5
AlliedSignal ...............................................                1.5
Fannie Mae .................................................                1.3
PartnerRe Holdings .........................................                1.3
BMC Software ...............................................                1.2
Norwest ....................................................                1.2
Philip Morris ..............................................                1.2
WorldCom ...................................................                1.2
USA Waste Services .........................................                1.2
Fairfax Financial ..........................................                1.2
Pfizer .....................................................                1.2
Merck ......................................................                1.2
Travelers Group ............................................                1.1
ACE Limited ................................................                1.1
Tribune ....................................................                1.1
Safeway ....................................................                1.1
UNUM .......................................................                1.0
NationsBank ................................................                1.0
Total ......................................................               35.6%
================================================================================

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/98

Ten Largest Purchases
--------------------------------------------------------------------------------
CBS *
Crescent Real Estate Equities *
Intel
Omnicom *
Bristol-Myers Squibb
AutoZone *
AirTouch Communications *
Hasbro *
Tellabs *
Adobe Systems *

Ten Largest Sales
--------------------------------------------------------------------------------
Berkshire Hathaway
COMPAQ Computer **
Nokia
Interpublic Group **
Network Associates
Rentokil Group
ASM Lithography **
TriMas ***
Zeneca Group
Dillards **

*    Position added
**   Position eliminated
***  Acquired by another company

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

[ Growth Stock SEC graph shown here]

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 6/30/98             1 Year     3 Years     5 Years      10 Years
Growth Stock Fund                 28.75%      26.55%      21.44%        16.53%
================================================================================

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Growth Stock Fund
------------------------------------------------------------------------------------------------------------------------------------

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------

                                               6 Months           Year
                                                  Ended          Ended
                                                6/30/98       12/31/97       12/31/96       12/31/95       12/31/94        12/31/93
NET ASSET VALUE
Beginning of period ......................    $   28.99      $   26.18      $   23.35      $   18.75      $   20.42      $   18.66
Investment activities
        Net investment income ............         0.12           0.23           0.19           0.23           0.18           0.17
        Net realized and
        unrealized gain (loss) ...........         4.75           6.65           4.89           5.57          (0.01)          2.72
        Total from
        investment activities ............         4.87           6.88           5.08           5.80           0.17           2.89
Distributions
        Net investment income ............         --            (0.20)         (0.19)         (0.23)         (0.18)         (0.14)
        Net realized gain ................         --            (3.87)         (2.06)         (0.97)         (1.66)         (0.99)
        Total distributions ..............         --            (4.07)         (2.25)         (1.20)         (1.84)         (1.13)
NET ASSET VALUE
End of period ............................    $   33.86      $   28.99      $   26.18      $   23.35      $   18.75      $   20.42
Ratios/Supplemental Data
Total returns ............................        16.80%         26.57%         21.70%         30.97%          0.89%         15.56%
Ratio of expenses to
average net assets .......................         0.74%+         0.75%          0.77%          0.80%          0.81%          0.82%
Ratio of net investment
income to average
net assets ...............................         0.77%+         0.75%          0.74%          1.09%          0.91%          0.86%
Portfolio turnover rate ..................         26.4%          40.9%          49.0%          42.5%          54.0%          35.3%
Net assets, end of period
(in millions) ............................    $   4,677      $   3,988      $   3,431      $   2,762      $   2,068      $   1,976

s    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.
+    Annualized.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Portfolio of Investments
--------------------------------------------------------------------------------

                                                       Shares/Par          Value
                                                                    In thousands

Common Stocks and Warrants  92.5%
FINANCIAL  17.1%
Bank and Trust  5.7%
BANC ONE .........................................           400,000    $ 22,325
Citicorp .........................................           260,000      38,805
First Union ......................................           650,000      37,863
Mellon Bank ......................................           225,000      15,666
NationsBank ......................................           610,625      46,713
Northern Trust ...................................           180,000      13,719
Norwest ..........................................         1,550,000      57,931
Wells Fargo ......................................            85,000      31,365
                                                                         264,387

Insurance  4.1%
ACE Limited ......................................         1,350,000      52,650
Aetna ............................................           100,000       7,612
PartnerRe Holdings ...............................           825,409      42,096
PartnerRe Holdings, Warrants, 11/4/00 * ..........           531,665      18,210
Travelers Property Casualty (Class A) ............           550,000      23,581
UNUM .............................................           850,000      47,175
                                                                         191,324

Financial Services  7.3%
AMBAC ............................................           450,000      26,325
Fairfax Financial (CAD) * ........................           140,500      54,804
Fannie Mae .......................................         1,020,400      61,989
Freddie Mac ......................................         2,520,000     118,597
H&R Block ........................................           300,000      12,638
SLM Holding ......................................           325,000      15,925
Travelers Group ..................................           882,600      53,508
                                                                         343,786
Total Financial ..................................                       799,497

CONSUMER NONDURABLES  16.4%
Beverages  0.9%
PepsiCo ..........................................         1,050,000      43,247
                                                                          43,247

Food Processing  0.6%
Sara Lee .........................................           500,000     $27,969
                                                                          27,969

Hospital Supplies/Hospital Management  2.0%
HealthSouth * ....................................         1,700,000      45,369
United HealthCare ................................           721,600      45,821
                                                                          91,190

Biotechnology  1.3%
Biogen * .........................................           575,000      28,175
Genentech * ......................................           500,000      33,937
                                                                          62,112

Pharmaceuticals  8.0%
American Home Products ...........................           800,000      41,400
Bristol-Myers Squibb .............................           684,800      78,709
Eli Lilly ........................................           350,000      23,122
Johnson & Johnson ................................           465,000      34,294
Merck ............................................           405,000      54,169
Novartis (CHF) ...................................            13,000      21,668
Pfizer ...........................................           500,000      54,344
Warner-Lambert ...................................           645,000      44,747
Zeneca Group (GBP) ...............................           520,000      22,331
                                                                         374,784

Miscellaneous Consumer Products  3.6%
Cendant * ........................................           800,000      16,700
Gillette .........................................           360,000      20,408
Hasbro ...........................................           650,000      25,553
Mattel ...........................................           307,300      13,003
Philip Morris ....................................         1,425,900      56,145
Procter & Gamble .................................           230,000      20,944
Service Corp. International ......................           336,500      14,427
                                                                         167,180
Total Consumer Nondurables .......................                       766,482

CONSUMER SERVICES  10.3%
Restaurants  0.4%
McDonald's .......................................           250,000      17,250
                                                                          17,250

General Merchandisers  1.5%
Circuit City Stores ..............................           148,000     $ 6,938
Fred Meyer * .....................................           299,700      12,737
Safeway * ........................................         1,260,000      51,266
                                                                          70,941

Specialty Merchandisers  3.8%
AutoZone * .......................................           950,000      30,341
CVS ..............................................           692,100      26,949
Home Depot .......................................           450,000      37,378
Kohl's * .........................................           200,000      10,375
Rite Aid .........................................           400,000      15,025
Tag Heuer (CHF) ..................................            44,195       4,195
Tag Heuer ADR ....................................         1,060,600       9,943
Wal-Mart .........................................           700,000      42,525
                                                                         176,731

Health Care Services  0.5%
Tenet Healthcare * ...............................           817,400      25,544
                                                                          25,544

Entertainment and Leisure  2.0%
Carnival (Class A) ...............................           740,000      29,322
Disney ...........................................           350,000      36,772
Hilton ...........................................           750,000      21,375
Mirage Resorts * .................................           300,000       6,394
                                                                          93,863

Media and Communications  2.1%
CBS ..............................................         1,150,000      36,512
Schibsted (NOK) ..................................           583,800       9,826
Tribune ..........................................           750,000      51,609
                                                                          97,947
Total Consumer Services ..........................                       482,276

CONSUMER CYCLICALS  3.0%
Building and Real Estate  3.0%
Crescent Real Estate Equities, REIT ..............         1,000,000      33,625
Masco ............................................           650,000      39,325
Security Capital U.S. Realty (Class A) * .........         2,080,000      27,664
Starwood Hotels & Resorts, REIT ..................           800,600      38,679
Total Consumer Cyclicals .........................           139,293

TECHNOLOGY  17.7%
Networking  0.9%
Ascend Communications * ..........................           285,000     $14,116
Cisco Systems * ..................................           316,900      29,185
                                                                          43,301

Electronic Components  2.5%
Analog Devices * .................................         1,416,666      34,797
Intel ............................................           480,000      35,565
Linear Technology ................................           210,000      12,666
Maxim Integrated Products * ......................           872,000      27,659
Xilinx * .........................................           170,000       5,785
                                                                         116,472

Electronic Systems  1.5%
Dell Computer * ..................................           185,000      17,165
EMC * ............................................           640,000      28,680
Hewlett-Packard ..................................           350,000      20,956
Teradyne * .......................................            50,000       1,337
                                                                          68,138

Computer Services  1.9%
Automatic Data Processing ........................           400,000      29,150
Cadence Design Systems * .........................           700,000      21,875
First Data .......................................         1,171,942      39,040
                                                                          90,065

Computer Software  6.2%
Adobe Systems ....................................           395,200      16,796
BMC Software * ...................................         1,120,000      58,205
Microsoft * ......................................           665,000      72,090
Network Associates * .............................           600,000      28,706
Oracle * .........................................         1,200,000      29,437
Parametric Technology * ..........................         1,600,000      43,350
PLATINUM technology * ............................           401,700      11,486
Sterling Commerce * ..............................           565,000      27,403
                                                                         287,473

Telecommunications  4.3%
AirTouch Communications * ........................           550,000      32,141
AT&T .............................................           270,000      15,424
Ciena * ..........................................           155,000      10,782
Cox Communications (Class A) * ...................           350,000      16,953
MCI ..............................................           600,000    $ 34,856
Nokia ADR ........................................            50,000       3,628
Tellabs * ........................................           450,000      32,217
WorldCom * .......................................         1,160,000      56,079
                                                                         202,080

Aerospace and Defense  0.4%
Raytheon (Class B) ...............................           325,000      19,216
                                                                          19,216
Total Technology .................................                       826,745

CAPITAL EQUIPMENT  8.2%
Electrical Equipment  4.1%
AlliedSignal .....................................         1,553,600      68,941
GE ...............................................         1,350,000     122,850
                                                                         191,791

Capital Equipment  1.6%
Tyco International ...............................         1,202,450      75,754
                                                                          75,754

Machinery  2.5%
Danaher ..........................................         2,200,000      80,713
Honeywell ........................................            80,000       6,685
Teleflex .........................................           817,800      31,076
                                                                         118,474
Total Capital Equipment ..........................                       386,019

BUSINESS SERVICES AND
TRANSPORTATION  2.9%
Miscellaneous Business Services  2.9%
Mutual Risk Management ...........................         1,150,332      41,915
Omnicom ..........................................           800,000      39,900
USA Waste Services * .............................         1,125,000      55,547
Total Business Services and Transportation .......                       137,362

ENERGY  3.5%
Energy Services  0.6%
Halliburton ......................................           650,000      28,966
                                                                          28,966

Integrated Petroleum - International  2.9%
Chevron ..........................................           250,000    $ 20,766
Mobil ............................................           540,000      41,377
Royal Dutch Petroleum ADR ........................         1,300,000      71,256
                                                                         133,399
Total Energy .....................................                       162,365

PROCESS INDUSTRIES  0.6%
Paper and Paper Products  0.6%
Kimberly-Clark ...................................           600,000      27,525
Total Process Industries .........................                        27,525

BASIC MATERIALS  0.4%
Mining  0.4%
Newmont Mining ...................................           900,000      21,263
Total Basic Materials ............................                        21,263

MISCELLANEOUS  3.4%
Conglomerates  2.4%
Berkshire Hathaway (Class A) * ...................             1,420     111,193
                                                                         111,193

Other Miscellaneous Common Stocks and Warrants 1.0%                       48,251
Total Miscellaneous ..............................                       159,444

FOREIGN  9.0%
Europe  6.4%
Alcatel Alsthom (FRF) ............................            50,000      10,181
ALCATEL ALSTHOM ADR ..............................            10,000         407
Banca Fideuram (ITL) .............................         1,300,000       7,416
Cap Gemini (FRF) .................................            40,000       6,286
Elsevier (NLG) ...................................           850,000      12,837
Getronics (NLG) ..................................           371,644      19,288
Granada (GBP) ....................................         1,400,000      25,760
Mannesmann (DEM) .................................           230,000      23,657
Philips Electronics (NLG) ........................           100,000       8,412
Rentokil Group (GBP) .............................         3,700,000      26,627
S I G Schweis (CHF) ..............................            16,000    $ 13,049
Societe Generale (FRF) ...........................            79,917      16,616
Telecom Italia Mobile (ITL) ......................         2,200,000      13,459
Tomkins (GBP) ....................................         6,460,000      35,082
Unilever N.V. ADR ................................           100,000       7,894
VNU (NLG) + ......................................         1,150,000      41,808
Vodafone (GBP) ...................................           632,500       8,032
Wolters Kluwer (NLG) .............................           169,051      23,219
                                                                         300,030

Far East  0.7%
Hutchison Whampoa (HKD) ..........................         6,142,200      32,423
                                                                          32,423

Other Foreign  1.9%
Kimberly-Clark Mexico (Class a) (MXN) ............         2,550,000       9,010
PETROBRAS ADR (144a) .............................           550,000      10,175
Telebras ADR .....................................           304,300      33,226
Toronto-Dominion Bank ............................           650,000      29,453
TV Azteca ADR ....................................           515,000       5,569
                                                                          87,433
Total Foreign ....................................                       419,886

Total Common Stocks and Warrants (Cost $2,443,285)                     4,328,157

Preferred Stocks  0.1%
Banco Bradesco (BRL) .............................       600,000,000       5,032
Total Preferred Stocks (Cost $2,027) .............                         5,032

Short-Term Investments  7.9%
Money Market Funds  7.9%
Reserve Investment Fund, 5.69% + # ...............       368,146,643     368,147

Total Short-Term Investments (Cost $368,147) .....                       368,147

Total Investments in Securities
100.5% of Net Assets (Cost $2,813,459) ...........                   $ 4,701,336

Other Assets Less Liabilities ....................                      (24,206)

NET ASSETS .......................................                   $ 4,677,130

+      Affiliated company
*      Non-income producing
#      Seven-day yield
ADR    American Depository Receipt
REIT   Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 0.22% of net assets.
BRL    Brazilian real
CAD    Canadian dollar
CHF    Swiss franc
DEM    German deutschemark
FRF    French franc
GBP    British sterling
HKD    Hong Kong dollar
ITL    Italian lira
MXN    Mexican peso
NLG    Dutch guilder
NOK  Norwegian krone

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value
        Affiliated companies (cost $387,510) ....................     $  409,955
        Other companies (cost $2,425,949) .......................      4,291,381
        Total investments in securities .........................      4,701,336
Other assets ....................................................         32,516
Total assets ....................................................      4,733,852
Liabilities
Total liabilities ...............................................         56,722
NET ASSETS ......................................................     $4,677,130
Net Assets Consist of:
Accumulated net investment income - net of distributions ........     $   21,613
Accumulated net realized gain/loss - net of distributions .......        523,300
Net unrealized gain (loss) ......................................      1,887,874
Paid-in-capital applicable to 138,113,511 shares of
$1.00 par value capital stock outstanding;
200,000,000 shares authorized ...................................      2,244,343
NET ASSETS ......................................................     $4,677,130
NET ASSET VALUE PER SHARE .......................................     $    33.86

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
                                                                    In thousands
                                                                        6 Months
                                                                           Ended
                                                                         6/30/98
Investment Income
Income
        Dividend .............................................        $  22,564
        Interest .............................................           10,593
        Total income .........................................           33,157
Expenses
        Investment management ................................           12,544
        Shareholder servicing ................................            3,294
        Custody and accounting ...............................              179
        Prospectus and shareholder reports ...................              138
        Registration .........................................               21
        Legal and audit ......................................               11
        Directors ............................................                9
        Miscellaneous ........................................               26
        Total expenses .......................................           16,222
Net investment income ........................................           16,935
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
        Securities ...........................................          384,404
        Foreign currency transactions ........................             (490)
        Net realized gain (loss) .............................          383,914
Change in net unrealized gain or loss
        Securities ...........................................          269,425
        Other assets and liabilities
        denominated in foreign currencies ....................               39
        Change in net unrealized gain or loss ................          269,464
Net realized and unrealized gain (loss) ......................          653,378
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................        $ 670,313

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                        6 Months           Year
                                                           Ended          Ended
                                                         6/30/98       12/31/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ....................   $    16,935    $    28,945
        Net realized gain (loss) .................       383,914        582,134
        Change in net unrealized gain or loss ....       269,464        295,330
        Increase (decrease) in net assets
        from operations ..........................       670,313        906,409
Distributions to shareholders
        Net investment income ....................          --          (24,428)
        Net realized gain ........................          --         (472,912)
        Decrease in net assets from distributions           --         (497,340)
Capital share transactions *
        Shares sold ..............................       292,898        435,680
        Distributions reinvested .................          --          469,793
        Shares redeemed ..........................      (274,479)      (756,953)
        Increase (decrease) in net assets
        from capital
        share transactions .......................        18,419        148,520
Net Assets
Increase (decrease) during period ................       688,732        557,589
Beginning of period ..............................     3,988,398      3,430,809
End of period ....................................   $ 4,677,130    $ 3,988,398
*Share information
        Shares sold ..............................         9,152         14,940
        Distributions reinvested .................          --           16,507
        Shares redeemed ..........................        (8,611)       (24,930)
        Increase (decrease) in shares outstanding            541          6,517

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 1998

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

       T. Rowe Price Growth Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on January 1, 1950.

       The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

       VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

       Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

       For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

       Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

       AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

       CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

       OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

       Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,074,407,000 and $1,124,583,000, respectively, for the six months ended June 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

       No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

       At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $2,813,459,000, and net unrealized gain aggregated $1,887,877,000, of which $1,926,112,000 related to appreciated investments and $38,235,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

       The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,154,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.25% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

       In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,835,000 for the six months ended June 30, 1998, of which $604,000 was payable at period-end.

       Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 7.8 % of the outstanding shares of the Growth Stock Fund at June 30, 1998. For the six months then ended, the fund was allocated $413,000 of Spectrum expenses, $165,000 of which was payable at period-end.

       The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $9,666,000 and are reflected as interest income in the accompanying Statement of Operations.

       During the six months ended June 30, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $5,502,000 with certain affiliates of the manager and paid commissions of $28,000 related thereto.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------
Investment Services And Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

          IN PERSON Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

          TELE*ACCESS [REGISTRATION MARK] Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

          INTERNET. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).

ACCOUNT SERVICES

          CHECKING Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

          AUTOMATIC INVESTING Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

          AUTOMATIC WITHDRAWAL If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

          DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*

          INVESTMENTS AVAILABLE You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

          TO OPEN AN ACCOUNT Call a shareholder service representative for more information.

Investment Information

          COMBINED STATEMENT A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

          SHAREHOLDER REPORTS Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

          T. ROWE PRICE REPORT This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

          PERFORMANCE   UPDATE  This  quarterly  report  reviews  recent  market
          developments and provides comprehensive performance information for every T. Rowe Price fund.

          INSIGHTS This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

          DETAILED INVESTMENT GUIDES Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

    *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
--------------------------------------------------------------------------------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended  Equity  Market Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New  Horizons***
Real Estate
Science & Technology
Small-Cap  Stock
Small-Cap  Value***
Spectrum  Growth
Total Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging  Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum  International

BOND FUNDS
--------------------------------------------------------------------------------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond +
International Bond

MONEY MARKET FUNDS ++
--------------------------------------------------------------------------------
TAXABLE
Prime Reserve
Summit Cash  Reserves
U.S.  Treasury  Money

TAX-FREE
California  Tax-Free  Money
New York Tax-Free  Money
Summit  Municipal Money Market
Tax-Exempt  Money

BLENDED ASSET FUNDS
Balanced
Personal  Strategy Balanced
Personal  Strategy  Growth
Personal  Strategy  Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------------------------------------------------

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Formerly named Equity Index.
** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***  Closed to new investors.

+    Formerly named Global Government Bond.

++ Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

     Please call for a prospectus. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. Rowe Price Discount Brokerage
--------------------------------------------------------------------------------
DISCOUNT BROKERAGE

A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-as well as mutual funds at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

     AUTOMATED TELEPHONE and Internet Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs provide additional savings on commissions.**

     INVESTOR INFORMATION A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     DIVIDEND REINVESTMENT Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.

**   Discount applies to our current commission schedule.  All trades subject to
     a  $35   minimum   commission   except   equity   trades   placed   through
     Internet-Trader, which are subject to a $29.95 minimum commission.

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT,  CALL:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500  Baltimore area

TO OPEN A DISCOUNT BROKERAGE
ACCOUNT OR OBTAIN INFORMATION,
CALL: 1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price  Associates
100 East  Pratt  Street
Baltimore,  Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Growth Stock Fund [Registration Mark].

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.           F40-051  6/30/98